United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

          ____________________________________________________

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  December 23, 2002



                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                 Nevada
             (State or other jurisdiction of incorporation)

         000-31801                             33-0930198
  (Commission File Number)          (IRS Employer Identification No.)

18200 Von Karman Avenue, 10th Floor, Irvine, California       92612
(Address of principal executive offices)                   (Zip Code)

                             (949) 474-1500
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The Company previously has use the wrong SIC number on some filings. By virtue of this Form 8-K, the Company wants to state that the correct SIC number is 4813.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2002


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By  /s/  Mark Ellis
                                     ----------------------------------
                                     Mark Ellis, President